UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 1, 2013

(Date of earliest reported)

INREIT Real Estate Investment Trust

(Exact name of registrant as specified in its chapter)

Commission File Number: 54295

North Dakota	90-0115411
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1711 Gold Drive South, Suite 100, Fargo, North Dakota 58103

(Address of principal executive offices, including zip code)

(701) 353-2720

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Following a competitive bidding process undertaken by the Audit Committee of the Board of Trustees of INREIT Real Estate Investment Trust (“INREIT”), the Audit Committee approved the selection of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) to serve as INREIT’s independent registered public accounting firm for the fiscal year ending December 31, 2013. Widmer Roel, PC (“Widmer Roel”) was notified that its dismissal would become effective upon the filing of INREIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012. INREIT filed such Annual Report on March 29, 2013, whereby Widmer Roel’s term as INREIT’s independent registered public accounting firm ended on March 29, 2013.

Widmer Roel’s reports on INREIT’s consolidated financial statements for each of the fiscal years ended December 31, 2012 and December 31, 2011 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2012 and December 31, 2011 and the subsequent interim period through the date of dismissal, there were (1) no disagreements between INREIT and Widmer Roel on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Widmer Roel’s satisfaction, would have caused Widmer Roel to make reference to the subject matter of the disagreement in connection with its report for such years; and (2) there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

INREIT provided Widmer Roel with a copy of the foregoing disclosures and requested Widmer Roel to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements in compliance with Item 304(a)(3) of Regulation S-K. A copy of Widmer Roel’s letter dated March 26, 2013, stating its agreement with the above statements, is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b) Effective March 29, 2013, Baker Tilly was engaged as INREIT’s independent registered public accounting firm for the fiscal year ending December 31, 2013. At no time during the two fiscal years ended December 31, 2012 and December 31, 2011 and the subsequent interim period through March 29, 2013 did INREIT (or anyone acting on its behalf) consult with Baker Tilly with respect to either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on INREIT’s consolidated financial statements; or (2) any other matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description

16.1	Letter from Widmer Roel, PC to the Securities and Exchange Commission, dated March 26, 2013, regarding the change in independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

INREIT Real Estate Investment Trust

Date: April 1, 2013	By:	/s/ Kenneth P. Regan
Kenneth P. Regan
Chief Executive Officer

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